Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 12 Copyright © 2001-2022 FactSet CallStreet, LLC 31-Aug-2022 Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Exhibit 99.1

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2022 FactSet CallStreet, LLC CORPORATE PARTICIPANTS David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. ... OTHER PARTICIPANTS Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Marni Shapiro Analysyt, The Retail Tracker LLC ... MANAGEMENT DISCUSSION SECTION Operator: Welcome to the Chico's FAS Second Quarter 2022 Earnings Conference Call and Webcast. All participants will be in listen-only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions] Please note today's event is being recorded. I would now like to turn the conference over to Corporate Controller, David Oliver. Please go ahead. ... David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Good morning and welcome to the Chico's FAS second quarter 2022 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings, and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Certain non-GAAP measures may be referenced on today's call. A GAAP to non-GAAP reconciliation schedule is included in our earnings presentation posted this morning on the Chico's FAS Investor Relations page.

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2022 FactSet CallStreet, LLC Now, I'll turn the call over to our CEO and President, Molly Langenstein. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you, David, and good morning, everyone. Our strong momentum continues with comparable sales up 19.5% to last year and 17.4% to 2019. We posted another quarter of outstanding operating income and our highest ever second quarter EPS driven by both digital and store sales growth and meaningful year-over-year gross margin rate expansion. Our consistent performance is evidence of the power of our portfolio and the successful implementation of our strategic pillars. Six months into our three-year strategic plan, we are pleased with the considerable progress to date, and remain confident in our ability to achieve our long-term goals. Our power of three brands and the strategic pillars have proven resilience in this environment. We remain focused on delivering over $2.5 billion in sales by 2024. Let me cover some highlights of the second quarter. We generated exceptionally strong bottom line results with diluted EPS of $0.34, which was 62% over last year. This performance was driven by comparable sales growth of nearly 20% combined with significant gross margin expansion. Consistent newness, innovation and product enhancements drove strong digital and store sales growth and allowed for greater full-price selling and higher AUR. In fact, full-price sales were 35% greater than last year and nearly 60% higher than 2019. White House Black Market continued to deliver exceptional sales results with comparable sales growth of 32%. White House Black Market customers responded to our versatile dressing, seasonless fabric, and product innovation to meet her work from anywhere needs and return to occasion wear. Compared to the second quarter of 2019, White House Black Market delivered comparable sales gains of 25% and generated higher AUR and more full-price sales. Chico's continued to deliver exceptional sales results with comparable sales growth of 30%. Chico's customers returned to traveling and entertaining, and responded to our higher quality product and fashion newness, building her outfits with solution-oriented product. Compared to the second quarter of 2019, Chico's delivered a comparable sales gain of 11% and also generated higher AUR and more full-price sales. While Soma posted a second quarter 9% decrease in comparable sales versus last year's second quarter driven largely by the slowdown in lounge and cozy categories, Soma's comparable sales grew 24% compared to the second quarter of fiscal 2019, demonstrating the overall strength and long-term power of the brand. Inventories are well controlled and AUR was up to last year and 2019. Soma continues on its innovative and solutions-based path, and we believe we are competitively positioned to continue to capture market share over time. We successfully opened 3 new standalone Soma stores during the second quarter, with plans to open over 20 additional stores this fiscal year. We continued to elevate our marketing, allocating targeted resources to digital and driving more traffic and customers to our brands. Total year-over-year customer count rose mid-single digits. Spend per customer is up over last year's second quarter and the average age of new customers is continuing to trend younger. Second quarter gross margin rate rose to 41.4%, exceeding last year's second quarter by 300 basis points and 2019 by 820 basis points. This improvement was driven by higher average unit retail and full-price sales

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2022 FactSet CallStreet, LLC combined with occupancy and freight leverage, offset by elevated raw material costs. Our nearly 20% sales growth and 300 basis point margin expansion delivered an operating margin of more than 10%, well above last year's second quarter operating margin of 7.5%. Our four clearly defined strategic pillars of being customer led, product-obsessed, digital first, and operationally excellent continues to guide us to deliver on our three-year strategic plan. Let me update you on each of these pillars. We are customer led, focused on community engagement and creating extraordinary and memorable customer experiences forming lasting relationships and increasing customer lifetime value. The power of our three unique brands is fueling growth through three powerful platforms, creating connections and enabling our customers to interact with us in a seamless manner. Our physical stores are community centers for brand introduction, customer celebration, and key interactions with our stylists and bra experts. Digital is a community hub for content, a first impression of our brand, and an efficient way to teach and inspire, and our social brand ambassadors can expertly connect the two. Chico's FAS has a uniquely strong foundation with some of the most loyal and dedicated customers in retail. Our newly launched loyalty programs are exceeding expectations in customer sentiment and redemption rate, and they are increasing shopper frequency. We are strengthening our already strong customer relationships and adding new customers through these elevated loyalty programs. And we are product-obsessed, continually delivering innovative and best-in-class goods in each of our brands that offer our customers beautiful solutions and inspire confidence and joy. At each brand, we are focused on elevating AUR and driving full-price sales growth. At Chico's, style, fit, comfort and solutions are our hallmark, and these are driving our revenue increases. Customers responded enthusiastically to our product innovation and elevated fashion, including dresses, pants and denim, woven shirts, and our Zenergy and Travelers collection. At White House Black Market, versatile dressing with feminine details and seasonless fabrics drove the business in key categories, whether she was looking for power pieces or outfits for special occasions or just relaxing on the weekend. Customers responded to dresses, jackets, woven, pants, and premium denim. At both Chico's and White House Black Market, customers bought coordinating outfits and accessories instead of single items, which increased AUR and basket size. At both apparel brands, nearly every category grew significantly over last year, demonstrating that product enhancement and innovation are moving the entire brands forward and that customers appreciate our elevated quality and are receptive to paying for value. Soma continues to make investments in cutting edge product innovation, including our new Bodify Demi, which successfully launched in the quarter, as well as newness in strapless and push-up bras, and solutions in panties. We are chasing the categories customers are overwhelmingly responding to, and we are well positioned with replenishment inventory to drive growth. We are digital first, leveraging technology to engage and deliver to our customers across channels and brands. Digital sales grew by double digits for the quarter, outpacing store sales, which were also strong. We are focused on growing multi-channel customers, as evidenced by our 9% total customer count growth and 17% increase in spend during the trailing 12 months.

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2022 FactSet CallStreet, LLC Each digital touch point inspires the customer to find solutions and [ph] deal with her (10:53) wardrobe across brands, and we are driving frequency of visits by adding new features like our limited edition online capsule collection. Our customized branded digital styling tools like StyleConnect and MyCloset continue to drive sales and engagement is growing. Our mobile apps are exceeding our expectations with downloads and engagement growing month-over-month and driving higher average order value and conversion. Sales generated from the apps are over 25% higher than the site average, and conversion is more than 10 times the site average. Our apps are being designed to become the key hub for our new loyalty program. Combined digital tools grew over 40% over last year's second quarter. All of these actions further nurture and grow the multi-channel customer who is so valuable to us, spending more than three times single channel customers and fueling overall digital growth. We are thrilled that Leana Less will be joining Chico's FAS next month as SVP of Marketing. Leana not only has valuable agency experience, but has held key roles at Coca-Cola, and Estée Lauder's Aveda. With her 27 years of experience, she is a data-driven marketing expert with deep understanding of performance marketing, digital, and e-commerce personalization, CRM, and loyalty programs, which will help us drive top line growth. And last, we are operationally excellent, continually focused on prudently managing our inventory, cost of sales, supply chain, expenses and real estate, generating healthy cash flow and delivering a strong bottom line. During the quarter, we had exceptional gross margin performance driven by strength in full-price sales, higher AURs, and improved leverage in inbound freight and occupancy costs, despite increases in raw material. We are focusing on constantly improving our sourcing, logistics and operational processes to help drive efficiencies and lower costs. We have carefully managed our calendar and inventory flow to assure product will be available to our customers in a timely manner. We have also prudently controlled our mix of ocean versus air freight compared to last year, with air cost for the second quarter approximately 85% less than last year, reducing overall freight costs by approximately 50%, the benefit which will be realized as we sell the goods into the back half of the year. Now, let me turn the call over to PJ to update you on our financial performance. PJ? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. Thank you, Molly, and good morning, everyone. Our second quarter performance further demonstrates the power of our diverse portfolio and our ability to execute our strategic growth plan. We posted diluted EPS of $0.34 for the quarter driven by strong sales growth and gross margin expansion. This EPS performance was 62% over last year's second quarter and the company's highest ever second quarter earnings per share. Second quarter sales of $559 million increased 18% over last year and nearly 10% over 2019. Comparable sales for the quarter increased nearly 20% driven by greater year-over-year breadth and depth of product combined with enhanced marketing efforts that drove full-price selling. Although both channels continue to see strong traffic and sales growth throughout the quarter, the digital business outpaced store sales. Looking at the apparel brands, comparable sales were strong. White House Black Market grew 32% and Chico's increased 30%. Relative to 2019, White House Black Market grew 25% and Chico's rose over 11%. For the

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2022 FactSet CallStreet, LLC quarter, Soma's comparable sales declined by 9% from last year's second quarter, but relative to 2019 were up nearly 24%. Second quarter gross margin was 41.4% compared to 38.4% last year. The 300 basis point improvement primarily reflected higher average unit retail combined with moderating freight cost and occupancy leverage, which more than offset elevated raw material costs. SG&A expenses for the quarter totaled $173 million, or 31% of sales, just slightly higher than last year's second quarter of 30.9%, reflecting higher marketing investments to drive customer growth as well as elevated labor costs, partially offset by ongoing expense management. For the quarter, we generated $58 million of operating income, an increase of more than 60% over last year. Our highest sales and gross margin expansion produced an operating margin of over 10%, well above last year's margin of 7.5%, clear evidence of the strength of our powerful portfolio and business model, which focuses equally on sales, earnings growth and cash flow. EBITDA for the quarter was close to $70 million and for the first half was over $125 million, which was higher than what we generated for the full fiscal year of 2021. Now, let's turn to our balance sheet and overall financial strength. Our cash position, total liquidity and operating cash flow remained very strong, providing us with the flexibility to manage the business and make investments to further propel our growth. We ended the second quarter with cash of $173 million and total liquidity of $331 million, inclusive of capacity on our credit facility. At the end of the second quarter, total inventories were $339 million compared to $202 million at the end of last year's second quarter. Adjusted for in transit and early deliveries, total on hand or customer-facing inventory was up approximately 25%, more in line with total sales growth. On this basis, inventories were down 2% compared to 2019 levels. Through the end of the quarter, we expect inventory levels to remain above last year and ahead of demand as we flow products early to guard against potential supply chain disruptions. This is a strategic decision and one that has served us well this entire year. As we [ph] move into (17:54) the fourth quarter, we are confident in our assortments and our ability to maintain healthy full-price sale and expect to end 2022 with lower inventory levels than last year. As a result, we do not anticipate any material markdown or margin risk in the back half of this year and believe inventories are appropriately assorted and positioned relative to our sales plan. Now, let me give some color on our outlook for the third quarter and full year of 2022. We remain on track for strong top line growth for both the third quarter and the full year. Traffic levels in both our stores and digital channels remain strong, and the breadth and depth of our assortments are supporting higher conversion as well. In short, both loyal and new customers are showing up for us and we are showing up for them by delivering the product, service and overall experience that are on point with their lifestyles and expectations. We are confident in our ability to sustain healthy gross margins through full-price selling, product mix, occupancy leverage and supply chain cost management, and believe we are well down the path to reach our annual margin target of 40% by 2024. Regarding expenses, we are forecasting continued pressure on SG&A due to inflation, particularly related to store labor. However, we remain highly focused on maintaining profitability and have the ability to flex our cost structure

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2022 FactSet CallStreet, LLC in response to shift in performance for the underlying environment. Our investments in store labor, our biggest expense bucket, are supporting higher sales and customer growth. Also, given our strong performance in cash flow, we are continuing to make capital investments that will fuel traffic and conversion as well as customer growth and retention across all three channels. Our planned capital expenditures for fiscal 2022 are still expected to total between $65 million to $70 million to build out our digital and marketing platforms as well as invest in new Soma stores and upgrades to our existing fleet of Chico's stores. On the digital side, we have entered into strategic technology partnerships to build out our connected commerce platform, which will offer customers a seamless, personalized integration of in-person and digital experiences. And with regard to stores, we continue to actively manage our portfolio to enhance overall store and company profitability, and view our current real estate footprint as a competitive advantage given our prime locations across the US. We opened 3 standalone Soma stores during the quarter and plan to open over 20 more during the balance of the year. In addition, we will have renovated 37 of our most productive Chico's boutiques by year end. And due to the continued improving productivity and profitability of our store base, we're now estimating approximately 30 store closures this year, down from our original target of up to 40. I would also highlight that our cash flow and EBITDA base is growing every quarter, and we expect our financial position to strengthen from here. In addition to allowing us to fund strategic investments, strong cash flow will allow us to navigate an uncertain environment that has presented a host of challenges for all retailers. So, with that, for the third quarter and full year 2022, we're revising our outlook upward. For the third quarter, we now expect total sales of $495 million to $510 million, gross margin rate as a percent of sales to be in the 38.9% to 39.4% range, SG&A rate as a percent of sales to be in the 34.4% to 34.8% range, an effective tax rate of approximately 25%, and diluted EPS of $0.11 to $0.14. For the full year, we now expect total sales of $2.14 billion to $2.17 billion, gross margin rate as a percent of sales to be in the 38.8% to 39.1% range, SG&A rate as a percent of sales to be in the 32.2% to 32.5% range, an effective tax rate of approximately 25%, and diluted EPS of $0.79 to $0.87. In closing, we're well-positioned to fuel our existing momentum and remain confident in our three-year strategic plan and our ability to create shareholder value both now and over the long term. We look forward to keeping you posted on our progress. Now, I will turn the call back over to the operator. Operator?

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2022 FactSet CallStreet, LLC QUESTION AND ANSWER SECTION Operator: Thank you. At this time, we would be happy to take your questions. [Operator Instructions] Today's first question comes from Dana Telsey at Telsey Group. Please go ahead. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Good morning and congratulations on the beat and raise, a real differentiator in this earning season. As you think about the Soma business, which obviously is tied into cozy and lounge, how are you planning that going forward? What do you expect there? Secondly, the freight reduction is impressive. How do you see that moving through the back half of the year? And then it was interesting on digital versus stores. What difference you're seeing with the growth in digital outpacing stores? Is it more customers? Is it a higher average spend? And does it differ by brand? Thank you. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Dana, good morning, and thank you so much for supporting our business. We are and remain confident in our ability to connect product and the customer and deliver our outlook for the year, evidenced by Q2, but also what we're seeing in August. As it relates to Soma and the 9% decrease that we experienced in the quarter, one other thing to note is that according to NPD, we still continue to outpace the market in non-sport bras and panties for the trailing 12 months. So we remain confident in our innovative and solutions-based [ph] path (24:52). We believe we are competitively positioned to continue to capture market share over time. We also continue to make investments in cutting edge product innovations, including the new Bodify Demi launch, which we successfully launched in the quarter. We're seeing newness in strapless and push-up bras and solutions in panties. So we are chasing these categories that customers are overwhelmingly responding to, and we are well-positioned with replenishment inventory to drive growth. So, we believe this is a point in time and that staying close and listening to our customer will continue to propel the brand forward, and we remain on track with our growth trajectory in the Soma brand. PJ, do you want to take freight? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Sure. Hey, Dana. And on the freight, in the back half, our decision to move our calendar up by 10 weeks back in 2020 is now paying off. We are using far less air freight which, as you know, is much more costly than ocean. We started to see a big benefit in Q1 and that has continued into Q2, in fact, it's offset most of our higher raw material costs. We do expect air freight usage or overall air freight cost and freight cost as a whole to be lower in the back half and we do expect a tailwind there, that is reflected in our guidance. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2022 FactSet CallStreet, LLC And, Dana, I'll take digital versus stores. We remain very pleased with our digital tools and the ability for all of these tools to work together, including MyCloset, Style Connect, our app launch, and our also newly launched loyalty program, that all of these things working together are driving engagement, frequency and AOV, and all of those tools are up 40%. What we're seeing in particular is our focus on being able to grow the multi-channel customer and that has been strategic. And what we saw this past quarter is that our customer count for multi-channel customers grew by 9% and that spend per customer for the omni-channel customer grew by 17%. And that customer is three times more valuable to us than a single channel customer, but also the single channel customer spend overall was up 12% year-over-year. So we are experiencing higher frequency and bigger baskets and AUR, which is driving both channels, but also really helping us continue to outpace our growth in digital. ... Operator: Wonderful and thank you. [Operator Instructions] Today's next question comes from Marni Shapiro with The Retail Tracker. Please go ahead. ... Marni Shapiro Analysyt, The Retail Tracker LLC Q Hey guys, congratulations. The stores look absolutely beautiful. Can you just clarify one thing? I think you said you're going to close 30 stores. Was that for the rest of the year or is that for the full year? Just wanted to confirm I heard that right. ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Hi Marni, it's PJ. It's 30 stores for the full year. ... Marni Shapiro Analysyt, The Retail Tracker LLC Q Okay, fantastic. That's a nice reduction. So along those lines, I know you're not aggressive store openers, but are you seeing still very good rent reduction and the ability to relocate stores where you want them to be and things like that just to further rightsize your fleet? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Well, Marni, the competition for premium mall space is actually getting higher. So... ... Marni Shapiro Analysyt, The Retail Tracker LLC Q Yeah. ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A ...we're not necessarily seeing rent reductions. What we are seeing is store productivity pickup to leverage those rents. So it's less about store rent and more about store productivity. [indiscernible] (28:46) ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2022 FactSet CallStreet, LLC And Marni, just to add to that we have had – we've been strategic with the planning and allocation teams and the merchandising team. We have rigorous strategies put in place on how to specifically grow, by store type and by region and category, each one of the stores' productivity. So that is a target of ours to hit, while we are growing digital that we want to grow our productivity per foot in our stores – in the remaining stores in our fleet. ... Marni Shapiro Analysyt, The Retail Tracker LLC Q That's great. And then could you just touch on the wage, because I know wage pressure has been a conversation for a little while. But your store associates are not like regular store associates, they're just at a totally different level. And so, I guess, how do you think about, going forward, keeping them so that other people don't steal them from you? And what's your balance look like compared to, say, your average specialty retailer full-time versus part-time? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Marni. We couldn't do what we do without our store associates. So, thank you for recognizing that. And our store associates are loyal to our brands and we enjoy some of the longevity with associates. And we also leverage our store culture and our community to be able to really manage that full-time/part-time ratio. It really varies by market. We have a lot of associates that really like to work four days a week and our customers know the date of their person works and there is a community there that is so incredibly important. So, we try and make sure that in our full-time/part-time mix that we are allowing for the associate to help us guide what they want to do, which really has allowed us to really keep our turnover down and at a minimum and actually we're – looking at 2019 levels, nothing really about the great resignation we have experienced... ... Marni Shapiro Analysyt, The Retail Tracker LLC Q Right. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A ...at doors, which we find to be fantastic and that really I attribute to the leadership in the store's organization and being able to keep people happy and really it's about that community and staying close to them. We just redid in the first quarter a pretty big realignment in stores to make sure actually that we put more coverage from a leadership standpoint that something that stores overwhelming told us they missed during COVID that they wanted to see their leaders, they get inspired when they do store visits and learn more about them. Now, the coverage for the brands is over the three brands, so if you go into a center, now that is one district sales manager, wherein the past that used to be three, so we're really actually taking the community up another notch, because it's not just the Chico's community, but it's now the central community and that's also helping us to be able to sell hours being able to manipulate individuals between each one of the boxes, if we do have needs. Right now today, we're staffed at a little more than 96% of our stores, and we have a plan to walk into the fourth quarter fully staffed and making sure that we can take care of customers appropriately.

Chico’s FAS, Inc. (CHS) Q2 2022 Earnings Call Corrected Transcript 31-Aug-2022 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2022 FactSet CallStreet, LLC Marni Shapiro Analysyt, The Retail Tracker LLC Q So if you had somebody out sick in Soma, somebody at Chico's or White House presumably in that region is trained well enough to hop into Soma and pitch it for the day, is that what you are saying? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A That's correct. We've actually educated our White House Black Market and our Chico's associates on the 360 bra fit and have been able to make sure that we can have coverage. So that is working for us and actually it's also helping us to be able to introduce the brand to customers. ... Marni Shapiro Analysyt, The Retail Tracker LLC Q That's it from me. I'll take the rest offline. Congratulations. Best of luck for the fall season, guys. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thanks, Marni. ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Thanks, Marni. ... Operator: And ladies and gentlemen, this concludes our question-and-answer session. I would like to turn the conference back over to Molly Langenstein for closing remarks. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you. In closing, I want to summarize, we are extraordinarily confident in the momentum of our business and our ability to deliver our outlook. Digital and store sales grew through the quarter. Full-price sales were 60% greater than 2019. We delivered higher AUR, traffic and conversion, and customers are overwhelmingly responding to our product differentiation. Thank you for your interest in Chico's FAS. We look forward to speaking with you again during our third quarter call. Thank you. ... Operator: And thank you, ma'am. This concludes today's conference call. We thank you all for attending today's presentation. You may now disconnect your lines and have a wonderful day.

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